NATURE OF OPERATIONS AND BASIS OF PRESENTATION (Details) - Business Acquisition, Pro Forma Information - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Odava
Total revenues	$ 319,242	$ 701,581
Net loss	$ (44,405,275)	$ (18,030,668)
Basic and diluted net loss per common share (in Dollars per share)	$ (0.46)	$ (0.34)
DDDigital Inc.
Total revenues	$ 319,242	$ 740,264
Net loss	$ (44,389,569)	$ (18,193,082)
Basic and diluted net loss per common share (in Dollars per share)	$ (0.46)	$ (0.34)